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                                                                    EXHIBIT 24.1

                            GLOBALSANTAFE CORPORATION
                                POWER OF ATTORNEY

     WHEREAS, GLOBALSANTAFE CORPORATION, a Caymans Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the GlobalSantaFe 401(k) Savings Plan.

     NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. MCCULLOCH, ALEXANDER A. KREZEL and WALTER A. BAKER, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument effective July 19, 2002.

/s/ Robert E. Rose                       /s/ C. Russell Luigs
---------------------------------        -----------------------------------
Robert E. Rose                           C. Russell Luigs


/s/ C. Stedman Garber, Jr.               /s/ Edward R. Muller
---------------------------------        -----------------------------------
C. Stedman Garber, Jr.                   Edward R. Muller


/s/ W. Matt Ralls                        /s/ Paul J. Powers
---------------------------------        -----------------------------------
W. Matt Ralls                            Paul J. Powers


/s/ James E. Oliver                      /s/ Maha A. R. Razzuqi
---------------------------------        -----------------------------------
James E. Oliver                          Maha A. R. Razzuqi


/s/ Ferdinand A. Berger                  /s/ Stephen J. Solarz
---------------------------------        -----------------------------------
Ferdinand A. Berger                      Stephen J. Solarz


/s/ Thomas W. Cason                      /s/ Carroll W. Suggs
---------------------------------        -----------------------------------
Thomas W. Cason                          Carroll W. Suggs


/s/ Richard L. George                    /s/ Nader H. Sultan
---------------------------------        -----------------------------------
Richard L. George                        Nader H. Sultan


/s/ Khaled R. Al-Haroon                  /s/ John L. Whitmire
---------------------------------        -----------------------------------
Khaled R. Al-Haroon                      John L. Whitmire